Exhibit 99.3

IBM 3Q 2019 Earnings Oct 16, 2019 ibm.com/investor 1

Forward Looking Statements and Non-GAAP Information 2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including revenue for Red Hat normalized for historical comparability, revenue adjusting for divested businesses and currency, operating earnings, other “operating” financial measures, including free cash flow, net cash from operating activities excluding Global Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K filed with the SEC on October 16, 2019. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K filed with the SEC on October 16, 2019. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/3q19.html

3 Overview 3Q19 $18.0B Revenue $2.68 Operating (non-GAAP) EPS $12.3B Free Cash Flow Last 12 Months Strong performance in cloud, data/AI, security and digital − Led by Cloud & Cognitive Software and Global Business Services Momentum in hybrid cloud − Cloud revenue +14% yr/yr @CC*, $20 billion cloud revenue over last 12 months − >60% growth in cloud signings − Red Hat revenue growth accelerated to 20% yr/yr @CC** Investing to deliver innovation − Launched z15 at the end of September − Modernized software portfolio to be cloud native Strong cash generation and balance sheet − $6.7 billion debt reduction in the quarter y y y y *Yr/Yr excludes impact of divested businesses ** Normalized for comparability to Red Hat historical performance

4 Red Hat Update Completed acquisition of Red Hat on July 9 Red Hat revenue growth accelerated to 20% yr/yr @CC* ● ● Double-digit growth in Infrastructure, led by RHEL Continued strong growth in App Dev & emerging tech, led by OpenShift and Ansible − − Bringing innovation to market, leveraging Linux + containers + Kubernetes ● Standardized on Red Hat OpenShift platform Modernized IBM middleware portfolio to be cloud native; introduced Cloud Paks Announced OpenShift on IBM Cloud and IBM Z Introduced consulting and technology services for Red Hat − − − − Adding new OpenShift clients and expanding in existing Red Hat clients ● Aggressive hiring to address client demand, with stable employee attrition ● * Normalized for comparability to Red Hat historical performance

5 Key Financial Metrics Expanded operating gross margin, excluding impact of divested businesses Solid free cash flow performance, with normalized free cash flow realization of 126% over the last 12 months y y Financial results reflect impact of transaction-related adjustments associated with the acquisition of Red Hat B/(W) Yr/Yr B/(W) Yr/Yr Revenue Highlights 3Q19 P&L Highlights (Operating) 3Q19 (0.6%)* 8% 2% (4%) (14%) Revenue Cloud & Cognitive Software Global Business Services Global Technology Services Systems $18.0 $5.3 $4.1 $6.7 $1.5 Gross Profit Margin Expense Tax Rate Net Income Earnings Per Share 47.4% $6.1 0.1% $2.4 $2.68 Flat (16%) 12.7 pts (24%) (22%) Cash Highlights LTM 14%* Cloud Revenue $5.0 Free Cash Flow (excl. GF Receivables) Share Repurchase (Gross) Dividends Cash Balance @ September 30 $1.8 $0.1 $1.4 $11.0 $12.3 $3.4 $5.7 Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses

6 Debt Update Total Debt $73B ●Debt reduction of nearly $7 billion since Red Hat close Global Financing bt ●Suspended share repurchase to focus on debt reduction ●Committed to achieving leverage ratio consistent with mid to high single-A credit rating within a couple of years Core Debt 2Q19 (Pre-Red Hat Close) 3Q19 $25B $66B $23B De $48B $43B

7

Cloud & Cognitive Software Segment

- Cloud & Data Platforms growth driven by hybrid cloud strategy, including Red Hat
- Cognitive Applications performance led by integrated security solutions and verticals such as IoT
- Pre-tax income reflects investments for software innovation and impacts from transaction-related adjustments

Segment results reflect impact of transaction-related adjustments associated with the acquisition of Red Hat

Segment Results Overview

Segment	3Q19	B/(W) Yr/Yr
Revenue (External)	$5.3	8%
Pre-Tax Income	$1.3	(37%)
Pre-Tax Income Margin	21.5%	(14.2 pts)
Cloud Revenue	$1.1	63%

Segment Revenue Elements



Cloud & Data Platforms +19% Yr/Yr
includes Red Hat
Cognitive Applications +6% Yr/Yr
Transaction Processing Platforms (4%) Yr/Yr

Revenue growth rates @CC, $ in billions

IBM

8

Global Business Services Segment

- Revenue growth driven by application modernization for the cloud and next-generation enterprise apps
- Early progress with Red Hat with over 20 deals signed in 3Q19
- Gross margin expansion reflects shift to higher value, leveraging global delivery footprint and productivity actions

Segment Results Overview

Segment	3Q19	B/(W) Yr/Yr
Revenue (External)	$4.1	2%
Gross Profit Margin (External)	31.1%	1.1 pts
Pre-Tax Income	$0.6	1%
Pre-Tax Income Margin	13.7%	0.1 pts
Cloud Revenue	$1.3	10%

Segment Revenue Elements


Consulting +5% Yr/Yr
Application Management Flat Yr/Yr
Global Process Services (3%) Yr/Yr

Revenue growth rates @CC, $ in billions

IBM

9 Global Technology Services Segment Revenue and gross margin impacted by in-period client business volumes Signings growth of 20% contributed to sequential improvement in yr/yr backlog growth Cloud signings grew over 60% yr/yr; cloud now represents over 40% of outsourcing backlog y y y Segment Revenue Elements Segment Results Overview B/(W) Yr/Yr Segment 3Q19 Revenue (External) Gross Profit Margin (External) Pre-Tax Income Pre-Tax Income Margin $6.7 35.8% $0.5 7.0% (4%) (1.2 pts) (19%) (1.2 pts) Infrastructure & Cloud Services (4%) Yr/Yr Technology Support Services (3%) Yr/Yr Cloud Revenue $2.1 10% Growth rates @CC, $ in billions

10

Systems Segment

- IBM Z revenue performance reflects back end of z14 cycle; new z15 shipments in last week of the quarter
- Power performance driven by challenging yr/yr compare
- Margin reflects mix headwinds and investments for portfolio innovation

Segment Results Overview

Segment	3Q19	B/(W) Yr/Yr
Revenue (External)	$1.5	(14%)
Pre-Tax Income	$0.0	(81%)
Pre-Tax Income Margin	2.3%	(8.6 pts)
Cloud Revenue	$0.5	(19%)

Segment Revenue Elements


Systems Hardware (16%) Yr/Yr
Operating Systems Software (7%) Yr/Yr

Revenue growth rates @CC, $ in billions

11 Cash Flow and Balance Sheet Highlights Free cash flow up $0.5 billion year-to-date; 3Q19 yr/yr impacted by cash tax payments Free cash flow realization 126%* over last 12 months Debt reduction of nearly $7 billion since Red Hat close ● ● ● $ in billions *Adjusted for charges associated with enactment of U.S. tax reform **Non-GAAP metrics; excludes Global Financing receivables Balance SheetSep 19 Dec 18 Sep 18 Cash & Marketable Securities $11.0 Global Financing Debt $23.1 Core (non-GF) Debt $43.2 Total Debt $66.3 $12.2 $14.7 $31.2 $30.4 $14.6 $16.6 $45.8 $46.9 Cash Flow 3Q19 Yr/Yr LTM Net Cash from Operations** $2.5 ($0.7) Free Cash Flow** $1.8 ($0.4) Selected Uses of Cash Net Capital Expenditures $0.7 Acquisitions $32.6 Dividends/Share Repurchase$1.6 $14.9 $12.3 $2.6 $32.6 $9.1

12 Summary Strong performance in cloud, data/AI, security and digital y Momentum in hybrid cloud across IBM, including Red Hat y Investing to deliver innovation y Strong cash generation and balance sheet y Continue to expect at least $12.80 of operating earnings per share, and approximately $12 billion of free cash flow y

13 ibm.com/investor

14 Supplemental Materials Currency – Impact on Revenue Growth ● Additional Revenue Information ● Additional Revenue, Gross Profit & Backlog Information ● Global Technology Services Revenue Dynamics ● Expense Summary ● Balance Sheet Summary ● Cash Flow Summary ● Cash Flow (ASC 230) ● Non-GAAP Supplemental Materials ● Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

15 Currency – Impact on Revenue Growth 20%) % 0% s) Prior View @ 7/16/19 Spot ~(1 pts) 0 pts ~(2 pts) US$B Yr/Yr Revenue As Reported Currency Impact Revenue @ CC $18.0 ($0.2) (3.9%) (1.3 pts) (2.6%) Supplemental Materials Quarterly Averages per US $ 3Q19 Yr/Yr 10/15/2019 Spot 4Q19 FY19 1Q20 FY Euro 0.90 (5%) Pound 0.81 (6%) Yen 107 4% Revenue Impact, Future @ 10/15/19 Spot (1.3 pts) 0.91 0.78 109 (3%) (6%) (3%) (1 (1%) (5%) (2%) 0 4% 1% 1% ~(1-1.5 pts) ~(2 pts) ~(1-2 pts) ~(1 pt

16 Additional Revenue Information B/(W) Yr/Yr* B/(W) Yr/Yr Geography Revenue 3Q19 Segment Revenue 3Q19 Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Global Business Services Consulting Global Process Services Application Management Global Technology Services Infrastructure & Cloud Services Technology Support Services Systems Systems Hardware Operating Systems Software Global Financing Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses Supplemental Materials $5.3 $1.4 $2.3 $1.6 $4.1 $2.0 $0.2 $1.9 $6.7 $5.1 $1.6 $1.5 $1.1 $0.4 $0.3 8% 6% 19% (4%) 2% 5% (3%) Flat (4%) (4%) (3%) (14%) (16%) (7%) (11%) Americas Europe/ME/Africa Asia Pacific $8.5 $5.5 $4.0 (1%) Flat (1%) B/(W) Yr/Yr* Cloud Revenue Revenue Total Cloud - 3Q19 Total Cloud - LTM $5.0 $20.0 14%

17 Additional Revenue, Gross Profit & Backlog Information B/(W) Yr/Yr B/(W) Yr/Yr Systems Revenue 3Q19 Signings & Backlog* 3Q19 Systems Hardware Revenue IBM Z Power Storage $1.1 (16%) (20%) (27%) (4%) Signings Backlog Backlog Yr/Yr @Actual $9.0 $107.6 15% (2%) (5%) B/(W) Yr/Yr Systems Gross Profit 3Q19 Systems Gross Profit Systems Hardware Operating Systems Software 52.6% 42.8% 82.6% Flat (0.2 pts) (2.4 pts) Growth rates @CC, $ in billions, Services Backlog calculated using September 30 currency spot rates *Signings & Backlog includes Global Technology Services, Global Business Services and Security Services; consistent with 2018 reporting Supplemental Materials

18

Global Technology Services Revenue Dynamics


2Q19
2H19
2Q19
3Q19
4Q19
Projected revenue from backlog run-out as of Apr 1 ~(4%) Yr/Yr
Actual revenue impact from 2Q volumes ~0 pts
Projected revenue from backlog run-out as of Jul 1 ~(3%) Yr/Yr
Actual revenue impact from 3Q volumes ~(1 pt)
Projected revenue from backlog run-out as of Jul 1 (1-2%) Yr/Yr
Projected revenue impact from 3Q volumes ~(1 pt)
Projected revenue impact from 4Q volumes 0 to (1 pt)
(4%) Yr/Yr Revenue
(4%) Yr/Yr Revenue

- Revenue (4%) Yr/Yr, consistent with opening backlog run-out

- 3Q19 client business volumes impact 2H19 revenue growth

3Q19 Infrastructure Services Revenue Dynamics

- Revenue impacted by lower in-period client business volumes

Positioned to win in chapter 2 of cloud

- 3Q19 cloud signings >60% yr/yr
- >40% of GTS outsourcing backlog is cloud
- Robust pipeline of cloud opportunities
- Repositioning portfolio with continued investment in cloud

Revenue growth rates @CC
Supplemental Materials

19 Expense Summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials B/(W) Expense3Q19 Yr/Yr Acq./ CurrencyDivest*Base** SG&A – Operating $4.6 (8%) RD&E – Operating $1.5 (20%) IP and Custom Development Income ($0.2) (40%) Other (Income)/Expense - Operating ($0.2) 45% Interest Expense - Operating $0.4 (113%) Operating Expense & Other Income $6.1 (16%) 2 pts (10 pts) 1 pts 1 pts (12 pts) (8 pts) 2 pts(14 pts)(4 pts)

20 Balance Sheet Summary $ in billions *includes eliminations of inter-company activity Supplemental Materials Sep 19 Dec 18 Sep 18 Cash & Marketable Securities $11.0 Core (non-GF) Assets* $113.3 Global Financing Assets$25.4 Total Assets$149.6 Other Liabilities $65.2 Core (non-GF) Debt* $43.2 Global Financing Debt $23.1 Total Debt $66.3 Total Liabilities $131.5 Equity $18.1 $12.2 $14.7 $71.7 $71.3 $39.5 $36.0 $123.4 $122.0 $60.6 $55.2 $14.6 $16.6 $31.2 $30.4 $45.8 $46.9 $106.5 $102.1 $16.9 $19.9

21 Cash Flow Summary $ in billions Supplemental Materials QTDB/(W) 3Q19Yr/Yr YTDB/(W) 3Q19 Yr/Yr Net Cash from Operations $3.6 ($0.6) Less: Global Financing Receivables $1.1 $0.0 Net Cash from Operations (excluding GF Receivables)$2.5 ($0.7) Net Capital Expenditures ($0.7) $0.3 Free Cash Flow (excluding GF Receivables) $1.8 ($0.4) Acquisitions ($32.6) ($32.6) Divestitures $0.0 $0.0 Dividends ($1.4) ($0.0) Share Repurchases (Gross)($0.1) $0.5 Non-GF Debt ($5.0) ($7.2) Other (includes GF Net A/R & GF Debt) $1.8 $1.4 Change in Cash & Marketable Securities ($35.5) ($38.2) $11.3 $0.2 $3.7 $0.8 $7.6 ($0.6) ($1.7) $1.1 $5.9 $0.5 ($32.6) ($32.5) $0.9 $0.9 ($4.3) ($0.0) ($1.4) $1.0 $28.4 $26.8 $1.8 $0.2 ($1.3) ($3.1)

22 Cash Flow (ASC 230) QTD 3Q19 QTD 3Q18 YTD 3Q19 YTD 3Q18 Net Income from Operations Depreciation / Amortization of Intangibles Stock-based Compensation Working Capital / Other Global Financing A/R Net Cash provided by Operating Activities Capital Expenditures, net of payments & proceeds Divestitures, net of cash transferred Acquisitions, net of cash acquired Marketable Securities / Other Investments, net Net Cash provided by/(used in) Investing Activities Debt, net of payments & proceeds Dividends Common Stock Repurchases Common Stock Transactions - Other Net Cash provided by/(used in) Financing Activities Effect of Exchange Rate changes on Cash Net Change in Cash, Cash Equivalents & Restricted Cash $1.7 $1.7 $0.2 ($1.1) $1.1 $3.6 ($0.7) $0.0 ($32.6) $2.9 ($30.4) ($6.6) ($1.4) ($0.1) ($0.0) ($8.2) ($0.4) ($35.3) $2.7 $1.1 $0.1 ($0.8) $1.1 $4.2 ($0.9) $0.0 ($0.0) ($2.0) ($3.0) $1.6 ($1.4) ($0.6) $0.0 ($0.4) ($0.1) $0.8 $5.8 $4.4 $0.5 ($3.0) $3.7 $11.3 ($1.7) $0.9 ($32.6) $6.4 ($27.1) $20.5 ($4.3) ($1.4) ($0.1) $14.7 ($0.4) ($1.4) $6.8 $3.4 $0.4 ($2.3) $2.9 $11.1 ($2.8) $0.0 ($0.1) ($2.4) ($5.4) $0.8 ($4.2) ($2.4) ($0.1) ($5.9) ($0.4) ($0.5) $ in billions Supplemental Materials

23 Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 2019 Full-Year Expectations GAAP Diluted EPS Operating EPS (Non-GAAP) at least $10.58 at least $12.80 Adjustments Acquisition-Related Charges* Non-Operating Retirement-Related Items Tax Reform Enactment Impacts $1.52 $0.51 $0.19 *Includes acquisitions as of September 30, 2019. The above reconciles the Non-GAAP financial information contained in the “3Q19 Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

24 Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 3Q 2019 3Q19 Yr/Yr 3Q19 Yr/Yr GAAP @CC GAAP @CC Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud Global Financing (6%) (6%) (5%) 8% (15%) (17%) (21%) (27%) (6%) (8%) (20%) (12%) (4%) (4%) (3%) 10% (14%) (16%) (20%) (27%) (4%) (7%) (19%) (11%) Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Cloud Global Business Services Consulting Global Process Services Application Management Cloud 6% 4% 17% (5%) 61% 1% 4% (5%) (1%) 8% 8% 6% 19% (4%) 63% 2% 5% (3%) Flat 10% The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, “Cloud & Cognitive Software Segment”, “Global Business Services Segment”, “Global Technology Services Segment”, “Systems Segment”, “Additional Revenue Information”, “Additional Revenue, Gross Profit & Backlog Information”, and “3Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Fo rm 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

25 Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 3Q 2019 3Q19 Yr/Yr Divest impact Currency impact Adjusted GAAP Americas Europe/ME/Africa Asia Pacific (4%) (6%) (1%) 3 pts 2 pts 1 pts 0 pts 4 pts (1 pts) (1%) Flat (1%) 3Q19 Yr/Yr Divest impact Currency impact GAAP Adjusted Total Cloud Revenue 11% 2 pts 2 pts 14% The above reconciles the Non-GAAP financial information contained in the “Additional Revenue Information” and “3Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

26 Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 3Q 2019 3Q19 Yr/Yr GAAP Divest impact Currency impact Adjusted Revenue (3.9%) 2.0 pts 1.3 pts (0.6%) The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, and “3Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

27

Non-GAAP Supplemental Materials

Reconciliation of Revenue for Red Hat, Normalized - 3Q 2019

Revenue for Red Hat, Normalized for Historical Comparability	Three Months Ended Sep 30 2019	Sep 30 2018	Yr/Yr	Yr/Yr@CC
Red Hat revenue as reported in IBM consolidated results (1)	**$371**	**$ -**		
Add: Red Hat revenue prior to acquisition (2)	84	829		
Add: Purchase accounting deferred revenue and intercompany adjustments (3)	531	-		
Red Hat revenue normalized for historical comparability (non-GAAP)	**$987**	**$829**	**19%**	**20%**

(1) Represents GAAP Revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Red Hat revenue was included in IBM's consolidated results beginning on July 9, 2019. Revenue for July 1 - July 8, 2019 and the three months ended September 30, 2018 represents pre-acquisition Red Hat standalone revenue and is included for comparative purposes.

(3) Represents the third-quarter 2019 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.

The above reconciles the Non-GAAP financial information contained in the "Red Hat Update" and "3Q19 Prepared Remarks" discussions in the company's earnings presentation. See Exhibit 99.2 included in the company's Form 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

IBM

28 Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 3Q 2019 3Q19 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency Acquisitions/Divestitures Base* RD&E Currency Acquisitions/Divestitures Base* Operating Expense & Other Income Currency Acquisitions/Divestitures Base* 2 pts (18 pts) 1 pts 0 pts 8 pts 0 pts 2 pts (10 pts) 1 pts 1 pts (17 pts) (8 pts) 0 pts 4 pts 0 pts 1 pts (12 pts) (8 pts) 2 pts (20 pts) 1 pts 0 pts 6 pts (5 pts) 2 pts (14 pts) (4 pts) The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials

29 Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow - Last 12 Months 12 Months Ended Sep 2019 Net Cash from Operating Activities per GAAP: $15.4 Less: change in Global Financing (GF) Receivables $0.5 Net Cash from Operating Activities (Excluding GF Receivables) $14.9 Capital Expenditures, Net ($2.6) Free Cash Flow (Excluding GF Receivables) $12.3 $ in billions The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics”, “Cash Flow and Balance Sheet Highlights” and “3Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

30 Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization - Last 12 Months LTM Excluding Tax Reform* LTM Free Cash Flow Realization 160% 126% The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, “Cash Flow and Balance Sheet Highlights” and “3Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

31 Non-GAAP Supplemental Reconciliation of Tax Rate Materials Tax Rate Expectation GAAP Non-GAAP Full Year 2019* 8-9% 9-10% *includes estimate of discrete tax events for the year; actual events will be recorded as they occur The above reconciles the Non-GAAP financial information contained in the “3Q Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

32 ibm.com/investor